4815-0364-9929v.5 4839-1738

Exhibit 10.1

AMENDMENT NO. 13 TO CREDIT AGREEMENT

This Amendment No. 13 to Credit Agreement (this "Amendment") dated as of March 28, 2019 is among Mid-Con Energy Properties, LLC, a Delaware limited liability company (the "Borrower"), the Guarantor (as defined below), the financial institutions that are identified below as Lenders (collectively, the "Lenders" and individually, a "Lender"), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

RECITALS

A.The Borrower, the Lenders and Wells Fargo Bank, National Association, as the Administrative Agent, are parties to that certain Credit Agreement dated as of December 20, 2011, as amended by that certain Agreement and Amendment No. 1 to Credit Agreement dated as of April 23, 2012, as amended by that certain Agreement and Amendment No. 2 to Credit Agreement dated as of November 26, 2012, as amended by that certain Agreement and Amendment No. 3 to Credit Agreement dated as of November 5, 2013, as amended by that certain Amendment No. 4 to Credit Agreement dated as of April 11, 2014, as amended by that certain Agreement and Amendment No. 5 to Credit Agreement dated as of November 17, 2014, as amended by that certain Amendment No. 6 to Credit Agreement dated as of February 12, 2015, as amended by that certain Agreement and Amendment No. 7 to Credit Agreement dated as of November 30, 2015, as amended by that certain Agreement and Amendment No. 8 to Credit Agreement dated as of April 29, 2016, as amended by that certain Amendment No. 9 to Credit Agreement dated as of May 31, 2016, as amended by that certain Amendment No. 10 to Credit Agreement dated as of August 11, 2016, as amended by that certain Amendment No. 11 to Credit Agreement and Limited Waiver dated as of December 22, 2017, and as amended by that certain Amendment No. 12 to Credit Agreement dated as of January 31, 2018 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement").

B.In connection with such Credit Agreement, Mid-Con Energy Partners, LP, a Delaware limited partnership and owner of 100% of the membership interests in the Borrower, executed and delivered that certain Guaranty dated as of December 20, 2011 (as the same may be amended, modified or supplemented from time to time, the "Guaranty") in favor of the Administrative Agent for the benefit of the Guaranteed Parties (as defined in the Guaranty) pursuant to which it became a Guarantor.

C.Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and Lenders are willing to agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

THEREFORE, the parties hereto hereby agree as follows:

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Article I
DEFINITIONS

Section 1.01Terms Defined Above.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 1.02Terms Defined in the Credit Agreement.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.03Other Definitional Provisions.  The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment.  Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Amendment unless otherwise specified.  All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 1.04Incorporation by Reference. The Recitals to this Amendment are incorporated herein by reference and made a part hereof for all purposes as though set forth in this Amendment verbatim.

Article II
AMENDMENTS

Section 2.01Amendment to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to add the following definition in proper alphabetical order to read as follows:

“Scout (OK) Acquisition” means the purchase of certain Oil and Gas Properties in Caddo, Grady, and Osage Counties, Oklahoma for approximately $27,500,000 pursuant to the Scout (OK) Acquisition Agreement.

“Scout (OK) Acquisition Documents” means (a) that certain Purchase and Sale Agreement, dated February 15, 2019, by and between the Borrower, as Buyer, and Scout Energy Group IV, LP, Scout Energy Partners IV-A, LP, Scout Energy Group I, LP, and Scout Energy Partners I-A, LP, as Sellers (as amended or otherwise modified prior to the

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date hereof), and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith.

“Scout (TX) Disposition Documents” means (a) that certain Purchase and Sale Agreement, dated February 15, 2019, by and between the Borrower, as Seller, and Scout Energy Group IV, LP, as Buyer (as amended or otherwise modified prior to the date hereof), and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith.

Section 2.02Amendment to Section 7.5 of the Credit Agreement.  Section 7.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (h) therein; (ii) renumbering clause (h) to be clause (i) and amending such clause by deleting the phrase “Sections 7.5(a) through (g)” and replacing it with the phrase “Sections 7.5(a) through (h)”; and (iii) adding new clause (h) to immediately follow Section 7.5(f) therein to read as follows:

(h) sales of the Oil and Gas Properties and other properties disposed of by the Borrower pursuant to the Scout (TX) Disposition Documents, provided that (i) Borrower shall have applied the net cash proceeds received by the Borrower upon the consummation of such sale as a prepayment of Loans, and (ii) concurrently with the consummation thereof, Administrative Agent shall have received a certificate from an Authorized Officer certifying (x) that attached to such certificate are true, accurate and complete copies of the material Scout (TX) Disposition Documents, and (y) the Borrower consummated such disposition, substantially in accordance with the terms of the Scout (TX) Disposition Documents (without giving effect to any amendment, modification or supplement thereto not otherwise consented to by the Administrative Agent);

Section 2.03Amendment to Section 7.7 of the Credit Agreement.  Section 7.7 of the Credit Agreement is hereby amended by adding the phrase “, the Scout (OK) Acquisition” immediately following the words “the Disclosure Schedule” in the first sentence thereof.

Section 2.04Amendments to Section 7.13 of the Credit Agreement.  Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.13Leverage Ratio.  At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2019, the ratio of the MLP’s Consolidated Funded Indebtedness to the MLP’s Consolidated EBITDAX will not exceed 4.0 to 1.0.

For the purposes of calculating Consolidated EBITDAX for any period of four consecutive Fiscal Quarters (each, a “Reference Period”) pursuant to any determination of the financial ratio contained in this section:

(a)for purposes of the calculation of Consolidated EBITDAX for the Test Period ending June 30, 2019, such amounts shall be annualized by taking the results of the fiscal quarter ending June 30, 2019, and multiplying them by four (4); for the Test Period ending September 30, 2019, such amounts shall be

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annualized by taking the results of the two (2) fiscal quarters ending September 30, 2019, and multiplying them by two (2); and for the Test Period ending December 31, 2019, such amounts shall be annualized by taking the results of the three (3) fiscal quarters ending December 31, 2019, and multiplying them by four (4) and dividing them by three (3); and

(b)all calculations of Consolidated EBITDAX shall be in all respects acceptable to and approved by the Administrative Agent and, if during such Reference Period, the MLP or any Consolidated Subsidiary shall have made a Material Disposition or Material Acquisition, the Consolidated EBITDAX for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition, as applicable, occurred on the first day of such Reference Period.  “Material Acquisition” means any acquisition of Oil and Gas Property or series of related acquisitions of Oil and Gas Properties that involves the payment of consideration by the MLP and the Consolidated Subsidiaries in excess of (i) $5,000,000 in the aggregate during a Fiscal Quarter or (ii) $3,000,000 for any single acquisition or series of related acquisitions of Oil and Gas Properties; and “Material Disposition” means any disposition of Oil and Gas Property or series of related dispositions of Oil and Gas Properties that yields gross proceeds to the MLP or any of the Consolidated Subsidiaries in excess of (A) $5,000,000 in the aggregate during a Fiscal Quarter or (B) $3,000,000 for any single disposition or series of related dispositions of Oil and Gas Properties.

Article III
BORROWING  BASE REDETERMINATION

Section 3.01Borrowing Base Redetermination.  Effective as of the Effective Date, the Borrowing Base is hereby decreased from $135,000,000 to $110,000,000.  The Borrowing Base as adjusted will remain in effect until the next periodic redetermination of the Borrowing Base, unless otherwise adjusted pursuant to the provisions of Section 2.9 of the Credit Agreement.

Article IV
REPRESENTATIONS AND WARRANTIES

Section 4.01Borrower Representations and Warranties.  The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date (defined below) as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (b) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Loan Documents.

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Section 4.02Guarantor's Representations and Warranties.  Guarantor represents and warrants that (a) the representations and warranties of Guarantor contained in the Guaranty and the representations and warranties contained in the other Loan Documents to which Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default or Event of Default has occurred which is continuing; and (c) the Liens under the Security Documents to which Guarantor is a party are valid and subsisting and secure Guarantor's obligations under the Loan Documents.

Article V
CONDITIONS; ETC.

Section 5.01The Credit Agreement shall be amended as provided herein upon the date all of the following conditions precedent have been met (the "Effective Date"):

(a)The Administrative Agent's receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the Borrower, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders party hereto:

(i)counterparts of this Amendment executed by the Borrower, the Administrative Agent, and Lenders comprising at least the Required Lenders, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii)a certificate signed by an Authorized Officer of the Borrower as of the Effective Date certifying that:

(A)to the knowledge of such responsible officer, as of the Effective Date, all the conditions precedent set forth in Section 5.01 of this Amendment have been satisfied or waived; and

(B)there has been no event or circumstance since December 31, 2018, that has had or that could be reasonably be expected to have, either individually or in the aggregate, a Material Adverse Change; and

(b)All of the information (other than projections) made available by the Borrower to the Administrative Agent prior to the Effective Date shall be complete and correct in all material respects, and no changes or developments shall have occurred, and no new or additional information shall have been received or discovered by the Administrative Agent or the Lenders regarding the Borrower after December 31, 2018 that (A) either individually or in the aggregate could reasonably be expected to have a Material Adverse Change or (B) purports to adversely affect the Loan Documents or the rights of the Lenders thereunder;

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(c)The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying: (i) that the Borrower has consummated the Scout (OK) Acquisition in accordance with the terms of the Scout (OK) Acquisition Documents in all material respects and has acquired substantially all of the Oil and Gas Properties and other properties contemplated by the Scout (OK) Acquisition Documents, subject only to the filing or recording of applicable conveyance documents; and (ii) as to such other related documents and information as the Administrative Agent shall have reasonably requested;

(d)The Administrative Agent shall have received evidence satisfactory to it that all Liens on the Oil and Gas Properties acquired pursuant to the Scout (OK) Acquisition Documents (other than Liens permitted by Section 7.2 of the Credit Agreement) have been released or terminated, subject only to the filing or recording of applicable terminations and releases;

(e)Immediately before this Amendment is effective the Borrower shall have applied all of the net cash proceeds received by the Borrower at closing for sale of the Oil and Gas Properties and other properties disposed of by the Borrower pursuant to the Scout (TX) Disposition Documents as (i) payment of the purchase price for the acquisition of the Oil and Gas Properties and other properties acquired by the Borrower pursuant to the Scout (OK) Acquisition Documents, and (ii) a prepayment of Loans (it being agreed by the parties that notwithstanding Section 2.6 of the Credit Agreement, no advance notice or amounts due under Section 3.4 of the Credit Agreement shall be required for such prepayment of Loans);

(f)After giving pro forma effect to the transactions contemplated by this Amendment, Facility Usage will not exceed $68,500,000; and

(g)The Borrower shall have paid all commitment, facility, agency and other fees required to be paid and then due to Administrative Agent or any Lender pursuant to any Loan Documents or any commitment letter or agreement heretofore entered into, and payment of all expenses for which invoices have been presented prior to the Effective Date.

Without limiting the generality of the provisions of Section 10.1 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Section 5.02Attorneys' Fees and Expenses.  The Borrower shall have paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent's outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment prior to the Effective Date.

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Article VI
MISCELLANEOUS

Section 6.01Effect on Loan Documents; Acknowledgements.

(a)Each of the Borrower, the Guarantor, Administrative Agent, the LC Issuers and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Loan Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Loan Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Amendment.

(b)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

(c)This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.

(d)Captions.  Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

(e)Administrative Agent, LC Issuer and Lenders Make No Representations or Warranties. None of the Administrative Agent, the LC Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

Section 6.02Reaffirmation of the Guaranty.  Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which Guarantor is a party).

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Section 6.03Counterparts.  This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.  This Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  This Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail.  The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Restricted Persons and Lender Parties.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

Section 6.04Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 6.05Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 6.06Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of New York and the laws of the United States, without regard to principles of conflicts of laws.

Section 6.07RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each of the Lender Parties and each Lender Counterparty, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the effective date of this Amendment and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement or any other Loan Document (collectively, the "Released Matters").  In entering into this Amendment, each Credit Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or

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omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 7.07 shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and payment in full of the Obligations.

Section 6.08Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED to be effective as of the date first above written.

BORROWER:

MID-CON ENERGY PROPERTIES, LLC, a
Delaware limited liability company

By:Mid-Con Energy Partners, LP, a
Delaware limited partnership, its
Sole Member

By:Mid-Con Energy GP, LLC, a
Delaware limited liability company,
Its General Partner

By:  /s/Jeffrey R. Olmstead
Jeffrey R. Olmstead
President and Chief Executive Officer

GUARANTOR:

MID-CON ENERGY PARTNERS, LP, a
Delaware limited partnership

By:Mid-Con Energy GP, LLC, a
Delaware limited liability company,
Its General Partner

By: /s/Jeffrey R. Olmstead
Jeffrey R. Olmstead
President and Chief Executive Officer

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Credit Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, as Collateral Agent, as an LC Issuer and as a Lender

By:  /s/Maxwell B. Gilbert
Name: Maxwell B. Gilbert
Title:   Vice President

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LENDERS:

ROYAL BANK OF CANADA
as a Lender

By:  /s/Emilee Scott
Name:  Emilee Scott
Title:  Authorized Signatory

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FROST BANK,
as a Lender

By:  /s/Justin Armstrong
Name:  Justin Armstrong
Title:  Senior Vice President

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FIFTH THIRD BANK,
as a Lender

By:  /s/Thomas Kleiderer
Name:  Thomas Kleiderer
Title:  Director

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CIT BANK, N.A.,
as a Lender

By:  /s/Katya Evseev
Name:  Katya Evseev
Title:  Director

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CADENCE BANK,
as a Lender

By:  /s/Anthony Blanco
Name:  Anthony Blanco
Title:  SVP

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WEST TEXAS NATIONAL BANK,
as a Lender

By:  /s/Thomas E. Stelmar, Jr.
Name:  Thomas E. Stelmar, Jr.
Title:  Senior Vice President